SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of Report : August 27, 2003
---------------------------------
(Date of earliest event reported)



                  Wachovia Commercial Mortgage Securities, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        North Carolina                333-83930                  56-1643598
       (State or other          (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                             Identification Number


             301 South College Street
            Charlotte, North Carolina                        28288-0166
     (Address of principal executive offices)                (Zip Code)




       Registrant's telephone number, including area code: (704) 374-6161



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


         Item 5.  Other Events

         On August 27, 2003, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2003-C6 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of August 1, 2003, among Wachovia Commercial Mortgage Securities, Inc., as depositor (the "Registrant"), Wachovia Bank, National Association, as master servicer, Lennar Partners, Inc., as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee. The Certificates consist of twenty-three classes (each, a "Class") of Certificates, eight of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", and the "Class E Certificates" (collectively, the "Offered Certificates"); and fifteen of which Classes are designated as the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class IO Certificates", the "Class Z-1 Certificates", the "Class Z-II Certificates", the "Class R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 102 commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $952,783,999. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Wachovia Loans") were acquired by the Registrant from Wachovia Bank, National Association ("Wachovia") pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2003, between the Registrant and Wachovia and certain of the Mortgage Loans (the "Citigroup Loans") were acquired by the Registrant from Citigroup Global Markets Realty Corp. ("Citigroup") and together with Wachovia, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2003, between the Registrant and Citigroup. The source of funds for payment of the purchase price for the Wachovia Loan and the Citigroup Loans paid by the Registrant to the Sellers was derived from the sale of the Certificates by the Registrant to Wachovia Capital Markets, LLC ("Wachovia Capital Markets") and Citigroup Global Markets Inc. ("Citigroup Global") pursuant to an Underwriting Agreement, dated August 18, 2003, among the Registrant, Wachovia Capital Markets and Citigroup Global (pertaining to the Offered Certificates), and a Certificate Purchase Agreement dated August 18, 2003, among Registrant, Wachovia Capital Markets and Citigroup Global (pertaining to the Class IO, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia. On August 1, 2003, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated August 5, 2003, and the Prospectus Supplement, dated August 18, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

          Item 601(a)
       of Regulation S-K
         Exhibit No.                               Description
   ----------------------      -------------------------------------------------
            (1.1)              Underwriting Agreement, dated August 18, 2003,
                               among Wachovia Commercial Mortgage Securities,
                               Inc., Wachovia Bank, National Association,
                               Wachovia Capital Markets, LLC, and Citigroup
                               Global Markets Inc.

            (4.1) Pooling and Servicing Agreement, dated as of August 1, 2003, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, Lennar Partners, Inc., as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee.

           (99.1) Mortgage Loan Purchase Agreement, dated August 1, 2003, between Wachovia Commercial Mortgage Securities, Inc and Wachovia Bank, National Association.

           (99.2) Mortgage Loan Purchase Agreement, dated August 1, 2003, between Wachovia Commercial Mortgage Securities, Inc. and Citigroup Global Markets Realty Corp.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                 WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

                                 By:     /s/ WILLIAM J. COHANE
                                         ---------------------------------------
                                 Name:   William J. Cohane
                                 Title:  Managing Director



Date:  September 10, 2003